Commitments and Contingencies	6 Months Ended
Feb. 28, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 11 – COMMITMENTS AND CONTINGENCIES

The Hong Kong Polytechnic University Project

On January 10, 2018, the Company announced that the Hong Kong Special Administrative Region (“HKSAR”) approved in principle a grant of up to HK$3,018,750 (approximately $385,000) to assist in financing a project entitled “Blockchain-Based Food and Drug Counterfeit Detection and Regulatory System” (“the HKPU Project”) to be jointly developed by UBI Hong Kong and The Hong Kong Polytechnic University (“HKPU”). The related agreement also provides for UBI Hong Kong to contribute up to HK $3,018,750 (approximately $385,000) to the project cost in installments with the first installment of HK$561,198 (approximately $72,000) due upon HKSAR’s signing of the agreement (which occurred on January 5, 2018). The project is expected to be completed by November 14, 2019. In a series of two payments made by UBI Hong Kong on January 12, 2018 and January 16, 2018, UBI Hong Kong paid its first installment of a total of HK$561,198 (approximately $71,000) to HKPU. On February 1, 2018, HKSAR paid its first installment of HK $561,198 (approximately $71,000) to HKPU.

The agreement also provides for UBI Hong Kong to pay the remaining HK $2,457,552 (approximately $314,000) of its installments as follows: HK $687,934 (approximately $88,000) by April 1, 2018; HK$687,934 (approximately $88,000) by October 1, 2018; HK $687,934 (approximately $88,000) by April 1, 2019 and HK$393,750 (approximately $50,000) within three months of the completion of the HKPU Project. To date, UBI Hong Kong has not yet paid the HK $687,984 (approximately $88,000) installment due April 1, 2018.

The agreement also provides for the HKSAR to pay the remaining HK $2,457,522 (approximately $314,000) of its installments periodically within 30 days after the acceptance by the Commissioner of Innovation and Technology (“CIT”), an agency of the HKSAR, of certain Progress Reports to be submitted periodically by HKPU. The agreement provides that HKPU should provide CIT the first written Progress Report in a format acceptable to CIT covering from the Commencement Date to August 31, 2018 to be submitted on or before September 30, 2018. While no written Progress Reports have yet been required or provided to CIT, periodic telephone conversations with CIT have occurred between CIT, HKPU, and the Company from time to time concerning HKPU Project’s progress. The agreement imposes no penalties on UBI Hong Kong should it fail to make any of its installment contributions except that HKSAR principally has the right to cease their installment contributions if UBI Hong Kong fails to make its installment contributions.

In February 2018, UBI Hong Kong performed a test at the offices of Guangxi Houde Mega Health Enterprise (“Guangxi”), a medical products company, of the e-commerce “alpha” platform (using simulated test data provided by Guangxi). Guangxi is owned 70% by Star Bright International Enterprise Ltd., (“Star Bright”). Star Bright owns 5,000,000 shares of UBI Delaware Class C common stock (see Note 6). The test identified some technical issues that need to be addressed; a second test has been scheduled for June 2018.

Once a working model of a platform is successfully operational, the Company intends to sell the software to larger food and drug third party customers.

The agreement provides that the equipment acquired from the HKPU Project will belong to HKPU, who is also identified as the Beneficiary of the grant for the project and is required to provide CIT with interim and a final accounting for the proceeds of the grant as well as monies advanced by UBI Hong Kong whether the project is successful or not. While HKPU, as the Beneficiary, is provided discretion on how income arising from the intellectual property rights from the Project Materials (including among other things computer software/programs, technical materials, models, documents and materials compiled, developed, produced or created by or on behalf of the Beneficiary – the “platform.”) and Project Result is to be allocated, UBI Hong Kong is the sole and absolute beneficial owner (has title to) of all of the intellectual property rights which would include the platform if successfully completed under the project. However, there is no written agreement between UBI Delaware and UBI Hong Kong that provides for title to the platform being conveyed to UBI Delaware.

The agreement also has provisions whereby the HKSAR can terminate the grant under certain conditions. These conditions include, among other things, ethical misuse of funds received under the grant or violations of other requirements under the grant. This would include UBI Hong Kong’s failure to meet its general financial obligations as due or go into liquidation. In the event of termination, the HKSAR has the right to suspend payment under the grant or require that amounts previously paid by it be refundable under the grant.

The Company expects to use the technology learned from the HKPU Project to help it develop and market a platform system for application to control and manage the safety of food and drugs. Pursuant to an understanding with UBI Hong Kong, the Company is responsible for the installments due and other costs relating to the HKPU Project paid by UBI Hong Kong. These costs are expected to be paid by UBI Hong Kong from loans received from the Company’s CEO Tony Liu. The Company has charged the first installment paid by UBI Hong Kong in January 2018 ($71,779) and expects to record future installment payments as research and development expenses and increases in amounts due to Tony Liu until such time as a “technologically feasible” working model of the platform has been successfully produced.

Lease Commitments

In September 2017, Nova entered into two lease agreements for office space in Shenzhen China, the first lease provides for monthly rent of RMB 12,353, or approximately $1,952 per month, and expires September 2020. The second lease provides for monthly rent of RMB 8,964, or approximately $1,417 per month, and expires September 2019.

As of February 28, 2018, the future minimum lease payments under non-cancelable operating leases were:

Year ended February 28, 2019	$40,428
Year ended February 28, 2020	33,343
Year ended February 28, 2021	13,664
Total	$87,435

For the three and six months ended February 28, 2018, total rent expense was $23,069 and $39,690 respectively.